To Our Shareholders,

   We are pleased to provide you with Legg Mason Investors Trust's annual report for the Primary Class of the American Leading Companies Trust, the Balanced Trust and the U.S. Small-Capitalization Value Trust.

   The following table summarizes key statistics for the Primary Class of shares of each Fund, as of March 31, 1999:

                                           3-Month          12-Month
                                         Total Return(1)  Total Return(1)

American Leading Companies Trust           +10.16%         +19.52%
Balanced Trust                              -2.52%          -2.69%
U.S. Small-Capitalization Value Trust      -10.02%           N/A

S&P 500 Stock Composite Index              +4.99%          +18.46%
Lehman Brothers Intermediate Government/
  Corporate Bond Index                     -0.19%          +6.57%
Lipper Balanced Fund Index(2)              +1.60%          +8.36%
Russell 2000 Index                         -5.42%          -16.26%

   On the following pages, the portfolio managers for each of the Funds discuss the investment outlook for the Funds. Long-term investment results for each of the Funds are shown in the Performance Information section of this report.

   Ernst & Young LLP, independent auditors for the Funds, has completed its annual audit, and audited financial statements for the fiscal year ended March 31, 1999, are included in this report.

   During 1998 and into 1999, the focus on the Year 2000 issue has increased significantly. As you may know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Funds' Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Funds are committed to taking those steps necessary to protect our investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Funds are taking steps to ensure that all of their systems will function properly before, during, and after the Year 2000, the Funds could be adversely affected by computer-related problems associated with the Year 2000. Contingency plans are in place to ensure that functions critical to the Funds' operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

----------
     (1)Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
     (2)The Lipper Balanced Fund Index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately 60%/40%.

   For several operational reasons, we are changing the ordinary income dividend and capital gain distribution payment schedules for these Funds. Our new schedule will be to make capital gain distributions, if any, in June and December. We will pay ordinary income dividends, if any, in June, September, November and December for Balanced Trust; we will pay ordinary income dividends, if any, in June and December for American Leading Companies and U.S. Small-Cap.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                    Sincerely,

                                    /s/ Edward A. Taber, III

                                    ---------------------------
                                    Edward A. Taber, III
                                    President

April 26, 1999

Portfolio Managers' Comments
American Leading Companies Trust

Market Commentary

   The first quarter of 1999 saw a continuation of performance trends established in 1998. The major market indices (Dow Jones Industrials and Standard & Poor's 500) continued to post strong overall returns, but, as in 1998, the strength was concentrated in large-cap growth, technology and Internet stocks. The following table provides an interesting "Tale of the Tape" for the first quarter:(1)

                                                         FIRST QUARTER RETURN

          S&P Top 100                                           +7.39%
          S&P 500 Growth Index                                  +6.88%
          S&P 500 Index                                         +4.99%
          S&P 500 Value Index                                   +2.85%
          Russell Mid-Cap                                       -0.47%
          Russell 2000 Growth Index                             -1.68%
          Russell 2000 Index                                    -5.42%
          Russell 2000 Value Index                              -9.69%

   As illustrated above, growth beat value-oriented strategies by over 400 basis points2 (+6.88% to +2.85%) in the large-cap world of the S&P 500, and by 801 basis points (-1.68% to -9.69%) in the small-cap world of the Russell 2000. Also, large-cap stocks continued to handily outperform their small-cap cohorts (+6.88% to -5.42%).

   Even within the Dow Industrials and the S&P 500, only a few components did exceptionally well. The S&P 500 index was up 4.7% (excluding dividends) in the quarter, but the average return of the 500 stocks in the index was only 0.6%, and the median return was -2.3%. That disparity reflects the outsized performance of the largest-capitalization companies. According to brokerage firm Salomon Smith Barney, just 21 big stocks contributed all the S&P 500's return in the quarter, with the other 479 canceling each other out. One-third of the performance came from just two stocks, Microsoft Corporation and America Online, Inc.

   For the twelve months ended March 31, 1999, large-capitalization stocks also substantially outperformed broader measures of stock performance. The S&P 500 index, a benchmark dominated by large-capitalization stocks, returned 18.46% over the period. The Dow Jones Industrial Average returned 13.17%, trailing the S&P 500 because of a larger cyclical component and a smaller representation in technology stocks, which were among the year's best performers. In sharp contrast to the S&P 500 and Dow Industrials, the Value Line index of 1,700 companies, which includes both large and small companies, was down 18.13% for the 12-month period ended March 31, 1999. The Russell 2000 index, which measures the performance of smaller companies, declined 16.26% over the same period.

-------
(1) Sources: Barron's, April 5, 1999, p. F35; Lipper Analytical Services, Inc.
(2) 100 basis points = 1%.
                                                                              3

Investment Results

   Cumulative results for the American Leading Companies Trust for the three-month, one-year, and three-year periods ended March 31, 1999, are listed below, along with those of some representative benchmarks:

                                             Three
                                             Months      One Year   Three Years
-------------------------------------------------------------------------------

   American Leading Companies                +10.16%     +19.52%     +101.54%
   S&P 500 Composite Index                    +4.99%     +18.46%     +110.09%
   Lipper General Equity Funds                +0.93%      +3.56%      +63.33%
   Dow Jones Industrial Average               +7.03%     +13.17%      +85.46%

   American Leading Companies Trust had a good quarter and year, bettering the S&P 500, the Lipper General Equity index and the Dow Industrials in both time frames. For the three-year period, the results were mixed but generally favorable, with the portfolio bettering the Lipper index and the Dow Industrials, but trailing the S&P 500 index. The portfolio's good showing in the quarter and year was primarily attributable to its focus on large-capitalization stocks, which--as noted above--was the best performing sector in the market over the last year. Particularly important to performance were the Fund's technology holdings, especially America Online, which was up 89.5% in the quarter, and 754.9% in the last 12 months. Other important contributors to performance for the last twelve months included: Amgen Inc., Cisco Systems, Inc., MCI WorldCom, Inc., IBM Corporation and Intel Corporation. Laggards included: Starwood Hotels & Resorts Worldwide, Inc., Conseco, Inc., Toys "R" Us, Inc., Mattel, Inc. and Philip Morris Companies, Inc.

Outlook

   In our last quarterly letter, we expressed cautious optimism about the outlook for 1999. At that time, we were looking for moderate U.S. GDP growth of 2% to 2.5% for the year, with continued low levels of inflation and interest rates. Based upon the continued strength of the consumer economy in the first quarter, in addition to an apparent bottoming of the manufacturing sector, we are now somewhat more optimistic than before about overall GDP growth, which we think could now be 2.5% to 3.0% or better for the year. At the same time, the recent rebound in stock prices of many cyclical companies makes us a bit less sanguine about the outlook for inflation and interest rates. While we see a recovery in the manufacturing sector as quite healthy on a longer-term basis, it could begin to put upward pressure on commodity prices and cause the Fed to alter its neutral bias, to one which leans in favor of tightening (i.e., raising the Fed Funds rate) to cool off the economy.

   In summary, we continue to be reasonably optimistic about the outlook for the U.S. equity market. We see the recent broadening of the equity market's advance as quite constructive. It has been a while since the market paid much attention to valuation, but there seems to be a renewed focus on valuation developing. This should be very healthy for us, since our approach is valuation sensitive and focuses on buying good quality companies at reasonable prices.

   As always, we welcome your comments or questions.

April 26, 1999                                  David E. Nelson, CFA
DJIA 10689.67                                   Portfolio Manager

Portfolio Managers' Comments
Balanced Trust

   With the Dow Jones Industrial Average and the Standard & Poor's 500 reaching new highs, stock market investors may feel cause to celebrate. But the ascent of these indicators does not at all reflect what is happening in the overall market. Value stocks, particularly those of smaller capitalizations, once again significantly underperformed. This persistent trend has frustrated, if not humbled, value investors as the underperformance of value stocks seems to be joining death and taxes as one of the three sure things in life!

   This extreme divergence of performance between large and small stocks, as well as growth and value stocks, is unprecedented (based upon available data) in the history of the U.S. capital markets. Barron's recently reported that the ten largest stocks in the S&P 500 index are currently valued at 48x earnings. The popularity of the relatively few market leaders accounts for a high proportion of the overall market return. In fact, although the S&P returned 5.0% for the quarter, the median stock in the index actually declined by 2.3%. Today's market conditions are comparable to, if not in excess of, the two-tier market experienced in the early 1970s. Just like 27 years ago, investors once again rationalize these excessive valuations with unrealistic expectations based on popular themes. The "New Economy" of today is replacing the "One Decision" stocks of 1972. Investors back then learned the hard way that ignoring valuations when purchasing stocks can be a costly mistake. We believe history is on our side and that it is just a matter of time before the market puts value back in valuations.

   The better performing stocks in the portfolio--Citigroup, Union Pacific, McDonald's, and Anheuser Busch--were once again among the largest market capitalization stocks in the portfolio. The returns of these companies provided much of the offset to the weak first quarter performance. As might be expected, underperformance came from the small- and mid-cap sectors, led by companies such as Kaydon, Loews, Molex and UCAR.

   We made several changes in the portfolio during the quarter. Compaq, Dover, Service Corp. International, and Mellon Bank represented some of the new holdings. It has typically been difficult for us to justify technology investments over the years because of the complexity of evaluating assets in an industry subject to such a high obsolescence rate. In the case of Compaq, we are encouraged by their substantial long-term market share in personal computers. They have accomplished this while maintaining a strong financial condition and an increasing diversity of operations. Of course, a reasonable price/earnings ratio relative to their growth profile encouraged us to pull the trigger. Dover has a long history of success as a diversified manufacturer of industrial products. It recently came into our selection sights as a result of slightly reduced near-term growth expectations. The market today looks very unkindly on such developments, and if it is a smaller company the punishment is likely to be more severe. Service Corp. International is the largest operator of funeral services in the U.S. The company recently shocked investors with substantially reduced earnings expectations. After the stock price was cut in half, we decided to establish a position. We believe their dominant market share, fairly stable business climate and abundant free cash flow will ultimately reward investors. Mellon Bank has an enviable record of growth and profitability in providing numerous financial services. We find the company's earnings multiple attractive relative to its growth prospects.

   Companies eliminated from the portfolio during the quarter included Toys "R" Us, Columbia/HCA, Littlefuse and Hubbell. These were all disappointments. The operating fundamentals within each company had deteriorated and as a result, our calculation of their intrinsic value no longer justified an investment.

   We are frustrated and impatient with the unusual market conditions that have impacted our results. However, we continue to believe our investment methodology is based on sound principles and has served the test of time by generating good results without undue risk. We are as confident of our prospects at this time as we have ever been.

   During the quarter ended March 31, 1999, the yield curve steepened, with yields on five- to thirty-year Treasuries increasing by 50 basis points.(1) Short-term rates, on the other hand, remain essentially unchanged. In general, the quarter was not a favorable period for fixed income investors. This past February was the single worst one-month performance for the Treasury market in more than 18 years. The primary reason for the increase in rates was a growing concern about a persistently strong economy which could potentially lead to Federal Reserve tightening. More recently, these fears have abated somewhat as the Federal Reserve has indicated its intention to hold interest rates steady for the time being.

   In last quarter's letter we had indicated that we felt that spread assets (e.g., corporate bonds, agency securities, mortgage-backed securities, asset-backed securities) would produce the best returns in the fixed income markets, with mortgage-backed securities being the asset of choice during calendar year 1999, as long as interest rate volatility remains comparatively low. While it is early in the year, our expectations have been confirmed so far, as mortgages have been the best performing fixed income asset class year-to-date.

   During the quarter, we reduced our position in callable agencies as the yield spread on these securities had narrowed significantly over the past six months. The proceeds from these securities were reinvested in additional corporate notes that offer attractive yields with additional call protection. Although the spreads on mortgage securities have narrowed considerably over the past quarter, these spreads are still wide from a historic standpoint and, accordingly, we intend to retain these securities until spreads narrow further. In the government sector, we are still finding good value in intermediate-term Treasury STRIPS and Treasury inflation index bonds.

   While we do not forecast interest rates, it seems quite likely that bond yields will remain in a relatively narrow trading range over the near term as bonds are fairly valued at this point with bullish and bearish factors balancing each other. One consideration that we do not believe is fully appreciated in the marketplace is the reduced supply of Treasury securities due to the sizable accumulated budget surplus. While it is possible that a prolonged war in Kosovo and/or other increased expenditures can diminish the surplus, we think it is likely that a significant surplus will persist which will lead to further future reductions in financing requirements which, all other things being equal, is potentially quite bullish for the bond market.

   As always, we will monitor the situation closely. Thank you for your continued support.

Woodrow H. Uible, CFA                           Dale H. Rabiner, CFA
Equity Portfolio Manager                        Fixed Income Portfolio Manager

April 26, 1999
DJIA 10689.67

-------
(1) 100 basis points = 1%.

Portfolio Managers' Comments
U.S. Small-Capitalization Value Trust

Portfolio Manager's Comments

   During the quarter, the portfolio was down 10.0%, relative to a -9.7% return for the Russell 2000 Value, a 5.4% drop for the Russell 2000, and a 5.0% gain for the Standard & Poor's 500. The first quarter continued the trend begun in late 1998 where a narrowly-focused group of stocks rose dramatically and drove the large-cap stock indices to record levels. While the Dow crossed the 10,000 mark, only 33% of U.S. stocks were up in the quarter. Aggressive investor demand for Internet-oriented stocks and a select list of large-cap growth stocks generated attractive returns for large-cap and growth indices. Meanwhile, the rest of the U.S. equity market languished.Over the last seven months, small-cap value stocks have underperformed by a wide margin relative to both large-cap stocks and small-cap growth. In this period, the Russell 2000 Value index gained 4.1%, while the Russell 2000 Growth benchmark was up 33.9% and the S&P 500 rose 35.5%.

   U.S. Small-Cap's value portfolio retained a significant weighting in economically sensitive sectors, including home-building, metals, chemicals and transportation. Many stocks in these sectors were off in the quarter despite evidence that the U.S. economy is continuing to grow at a brisk pace and that global economic activity is beginning to improve. Transportation was one of the cyclical sectors that did perform well, as the trucking stocks responded positively to upbeat economic news. Another area of positive performance was the oil-related segment of industrial services. An indication that oil prices might rise (based in part on a new OPEC output agreement) sent these very cheap stocks soaring. The best performing segment in the portfolio was retail stores. The portfolio's clothing stores had been out of favor relative to newer retailing concepts and Internet shopping. However, a good holiday shopping season and strong consumer sentiment led to increased stock prices. Within the overall small-cap market, the technology sector had the highest return, with the Internet stocks leading the performance. Our portfolio held a below-index weight in technology and had almost no Internet exposure, as these stocks are trading at very high valuations. Therefore, the portfolio had a lower technology return and weighting than the indices, which hurt performance relative to the benchmarks.

   The continued weak performance of small-cap stocks has caused many investors to question whether small-cap stocks and small-cap value stocks will ever return to favor. For a number of reasons, we firmly believe that small-cap value stocks are well positioned to outperform in the next market cycle. First, we have seen previous periods in which large-cap stocks have dominated market performance similar to the last four and a half years. These periods have always been followed by an extended run of small-cap outperformance. One such example is the Nifty Fifty era of the late 1960s and early 1970s. While small-caps badly trailed large-caps in the 1969 through 1974 period, small-caps more than made up for the lagged performance in the subsequent years of 1975 through 1983.

   Second, investor focus on the Internet has led to a speculative rush into Web-related stocks. While we observe that the Internet is creating some revolutionary business changes, we believe that the market has taken valuations much further than either current fundamentals or the most optimistic predictions can justify. We have seen extremely exaggerated price movements in the stock of companies that, while only marginally related to the Internet, have somehow become the target of Internet-investing interest. An example would be Books-a-Million, an ignored retailer that saw its stock increase six-fold overnight when it became the subject of Internet stories.

   Referring again to the Nifty Fifty, investors can become too focused on a single market segment and drive valuations beyond reason when talk begins of a "new era" in business and investing. Once fundamental reality reasserted itself in the early 1970s, the Nifty Fifty as a group lagged the rest of the market for a number of years. We see strong parallels between recent events and the earlier period, which reinforces our belief that small-cap value stocks will again provide market leadership.

   As always, we welcome the opportunity to discuss the portfolio and this report in more detail. If you have any questions or comments, please contact us.


Henry Otto                                         Steven M. Tonkovich
Managing Director                                  Managing Director

April 26, 1999
DJIA 10689.67

Performance Information
Legg Mason Investors Trust, Inc.

Performance Comparison of a $10,000 Investment as of March 31, 1999

     The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     The following graphs compare each Fund's total returns against that of a closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.

     The American Leading Companies Trust and U.S. Small-Cap Value Trust each have two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

      American Leading Companies Trust -- Primary Class

                                                   Cumulative   Average Annual
                                                  Total Return   Total Return
                                                 ------------------------------
One Year                                            +19.52%        +19.52%
Five Years                                         +159.62%        +21.02%
Life of Class(dagger)                              +152.19%       +18.02%

--------------------------------------------------------------------------------
(dagger) Inception Date -- September 1, 1993


                             [GRAPHIC APPEARS HERE]

                American Leading         Standard & Poor's
                Companies Trust             500 Stock
                 Primary Class          Composite Index(1)
9/1/93             $10,000                       $10,000
3/31/94
3/31/95
3/31/96
3/31/97
3/31/98
3/31/99             25,219                        31,329

(1) An unmanaged index of widely held common stocks.

Balanced Trust -- Primary Class

                         Cumulative   Average Annual
                        Total Return   Total Return
------------------------------------------ ------------------------------------
 One Year                   -2.69%       -2.69%
 Life of Class(dagger)     +26.87%       +9.99%

-------------------------------------------------------------------------------
(dagger) Inception Date -- October 1, 1996


                             [GRAPHIC APPEARS HERE]


                                                                    Lehman
                                    S&P 500                       Intermediate
               Balanced Trust   Stock Composite   Lipper Balance   Govt/Corp
               Primary Class        Index(2)       Fund Index     Bond Index(3)

10/1/96            $10,000          $10,000          $10,000       $10,000
3/31/97             10,202           11,124           10,609        10,233
9/30/97             12,026           14,004           12,507        10,819
3/31/98             13,038           16,463           13,708        11,223
9/30/98             11,941           15,315           13,111        11,948
3/31/99             12,687           19,502           14,854        11,960

(1) The Lipper Balanced Fund index is composed of approximately 30 funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds with stock/bond ratio ranges of approximately
60%/40%.
(2) An unmanaged index of widely held common stocks.
(3) The Lehman Intermediate Government/Corporate Bond Index includes Government and Corporate Bond indices, including U.S. Government Treasury and agency securities, corporate and Yankee bonds. The Index returns are market value weighted, inclusive of accrued interest, and include bonds with maturities between 1 and 10 years. The returns for this Index are for the periods beginning September 30, 1996.


U.S. Small-Cap Value Trust -- Primary Class

                         Cumulative   Average Annual
                        Total Return   Total Return
----------------------------------------- -------------------------------------
 Life of Class(dagger)     -21.90%         N/A

-------------------------------------------------------------------------------
(dagger) Inception Date -- June 15, 1998


                  Russell 2000 Index              U.S. Small-Cap Value
6/15/98                 $10,000                            $10,000
6/30/98                   7,985                             10,050
9/30/98                   9,287                              7,880
12/31/98                  9,287                              8,680
3/31/98                   8,784                              7,812


(1) The Russell 2000 index measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 11% of the total market capitalization of the Russell 3000 index. As of the latest reconstitution, the average market capitalization was approximately $592 million; the median market capitalization was approximately $500 million. The largest company in the index had an approximate market capitalization of $1,402.7 million. The returns for this index are for the periods beginning June 30, 1998

American Leading Companies Trust

Selected Portfolio Performance*

      Strong performers for the year ended March 31, 1999
------------------------------------------------------------------------------
      1. America Online, Inc.                       +754.9%
      2. Amgen Inc.                                 +146.0%
      3. Cisco Systems, Inc.                        +140.4%
      4. MCI WorldCom, Inc.                         +105.7%
      5. International Business Machines
            Corporation                              +70.6%


* Securities held for the entire year.


      Weak performers for the year ended March 31, 1999
-------------------------------------------------------------------------------
      1. Starwood Hotels &Resorts
           Worldwide, Inc.                                 -46.5%
      2. Conseco, Inc.                                     -45.5%
      3. Toys "R" Us, Inc.                                 -37.4%
      4. Mattel, Inc.                                      -37.2%
      5. Philip Morris Companies, Inc.                     -15.6%

Portfolio Changes

      Securities added during the 1st quarter 1999
------------------------------------------------------------------------------
      Equity Office Properties Trust
      The Learning Company, Inc.
      Sara Lee Corporation

      Securities sold during the 1st quarter 1999
------------------------------------------------------------------------------
      Diamond Offshore Drilling, Inc.
      Transocean Offshore Inc.

Balanced Trust

Selected Portfolio Performance*

      Strong performers for the year ended March 31, 1999
-------------------------------------------------------------------------------
      1. Time Warner, Inc.                         +97.4%
      2. Cincinnati Bell, Inc.                     +54.2%
      3. McDonald's Corporation                    +51.0%
      4. Martin Marietta Materials, Inc.           +32.1%
      5. Ford Motor Company                        +31.8%


      * Securities held for the entire year.

      Weak performers for the year ended March 31, 1999
--------------------------------------------------------------------------------
      1. UCAR International, Inc.                         -55.0%
      2. Potash Corporation of Saskatchewan, Inc.         -41.1%
      3. Fleetwood Enterprises, Inc.                      -38.5%
      4. Western Resources, Inc.                          -37.6%
      5. Lockheed Martin Corporation                      -33.0%

Portfolio Changes

      Securities added during the 1st quarter 1999
-------------------------------------------------------------------------------
      Abbott Laboratories
      Associates Corporation of North America
         5.5%, 2/15/02
      Compaq Computer Corporation
      Dover Corporation
      Marshall &Ilsley Corporation
      Mellon Bank Corporation
      Service Corporation International
      United States Treasury Notes
         5.625%, 5/15/01
      United States Treasury Notes
         5.25%, 8/15/03
      United States Treasury Notes
         5.5%, 2/15/08


      Securities sold during the 1st quarter 1999
-------------------------------------------------------------------------------
      A.H. Belo Corporation
      Century Telephone Enterprises, Inc.
      Columbia/HCA HealthCare Corporation
      Freddie Mac
         8.14%, 9/29/04
      Fannie Mae
         8.25%, 10/12/04
      Hubbell Incorporated
      Latin America Investment Fund, Inc.
      Littelfuse, Inc.
      Loews Corporation
      PMC Capital, Inc.
      Pioneer-Standard Electronics, Inc.
      Toys "R" Us, Inc.
      UST, Inc.
      United Dominion Realty Trust, Inc.
      United States Treasury Notes
         6.25%, 5/31/00
      Washington Federal, Inc.

U.S. Small-Capitalization Value Trust+

Selected Portfolio Performance*

      Strong performers for the period ended March 31, 1999*
-------------------------------------------------------------------------------
      1. Funco, Inc.                               +55.8%
      2. Southwest Securities Group, Inc.          +31.8%
      3. Alliant Techsystems Inc.                  +22.8%
      4. Specialty Equipment Companies, Inc.       +22.1%
      5. Travel Ports of America, Inc.             +18.4%

      + Portfolio changes have not been reported for U.S. Small-Cap due to the volume of trading during the quarter.

      * Securities held for the period June 30 through March 31, 1999.


      Weak performers for the period ended March 31, 1999*
-------------------------------------------------------------------------------
      1. Southern Pacific Funding Corporation      -99.0%
      2. IMC Mortgage Company                      -98.5%
      3. CHS Electronics, Inc.                     -82.2%
      4. PhyMatrix Corp.                           -80.5%
      5. Quintel Communications, Inc.              -77.4%

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 1999
(Amounts in Thousands)

American Leading Companies Trust

                                                 Shares/Par         Value
-------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 93.1%
      Airlines -- 1.6%
      AMR Corporation                                78        $    4,568(A)
                                                                   ------

      Automotive -- 2.0%
      Ford Motor Company                             25             1,419
      General Motors Corporation                     50             4,343
                                                                   ------
                                                                    5,762
                                                                   ------

      Banking -- 12.8%
      BankAmerica Corporation                        74             5,195
      Bank One Corporation                          124             6,828
      Citigroup Inc.                                177            11,306
      Mellon Bank Corporation                        40             2,815
      The Chase Manhattan Corporation               133            10,814
                                                                   ------
                                                                   36,958
                                                                   ------

      Capital Goods -- 1.0%
      General Electric Company                       25             2,766
                                                                   ------

      Computer Services and Systems -- 11.3%
      Cisco Systems, Inc.                            30             3,287(A)
      Compaq Computer Corporation                   160             5,070
      Hewlett-Packard Company                        17             1,173
      Intel Corporation                              60             7,148
      International Business Machines Corporation    60            10,635
      Storage Technology Corporation                190             5,296(A)
                                                                   ------
                                                                   32,609
                                                                   ------

      Computer Software -- 1.5%
      Microsoft Corporation                          20             1,792(A)
      The Learning Company, Inc.                     85             2,465(A)
                                                                   ------
                                                                    4,257
                                                                   ------

      Consumer Cyclicals -- 3.1%
      Mattel, Inc.                                  300             7,463
      Wal-Mart Stores, Inc.                          17             1,567
                                                                   ------
                                                                    9,030
                                                                   ------

                                               Shares/Par   Value
-------------------------------------------------------------------------------
Consumer Staples -- 3.3%
Avon Products, Inc.                              125       $ 5,883
Kimberly-Clark Corporation                        50         2,397
The Procter & Gamble Company                      12         1,136
                                                           -------
                                                             9,416
                                                           -------

Electrical Equipment -- 3.9%
Koninklijke (Royal) Philips Electronics N.V.     135        11,129
                                                           -------

Energy -- 1.1%
Exxon Corporation                                 15         1,023
Texaco, Inc.                                      40         2,270
                                                           -------
                                                             3,293
                                                           -------

Financial Services -- 2.5%
Fannie Mae                                        50         3,462
MGIC Investment Corporation                      110         3,857
                                                           -------
                                                             7,319
                                                           -------

Food, Beverage and Tobacco -- 5.4%
Dole Food Company, Inc.                          190         5,652
PepsiCo, Inc.                                     95         3,723
Philip Morris Companies, Inc.                    153         5,384
Sara Lee Corporation                              40           990
                                                           -------
                                                            15,749
                                                           -------
Health Care -- 4.9%
Foundation Health Systems, Inc.                  500         6,094(A)
Johnson & Johnson                                 14         1,330
United HealthCare Corporation                    130         6,841
                                                           -------
                                                            14,265
                                                           -------

Hotels and Motels -- 0.5%
Hilton Hotels Corporation                        100         1,406
                                                           -------

Insurance -- 4.7%
American International Group, In                  11         1,339
Berkshire Hathaway Inc. - Class B                  3         6,113(A)
Conseco, Inc.                                    200         6,175
                                                           -------
                                                            13,627
                                                           -------

Legg Mason Investors Trust, Inc.

                                                Shares/Par   Value
-------------------------------------------------------------------------------
      Manufacturing -- 0.7%
      Minnesota Mining and Manufacturing Compan       28    $ 1,981
                                                            -------

      Media -- 8.2%
      America Online, Inc.                           162     23,652(A)
                                                            -------

      Oil and Gas: Drilling and Equipment -- 0.8%
      Schlumberger Limited                            40      2,408
                                                            -------

      Pharmaceuticals -- 9.4%
      Amgen Inc.                                     122     9,135(A)
      Bristol-Myers Squibb Company                    81      5,235
      Merck & Co., Inc.                               78      6,254
      Pfizer Inc.                                     10      1,360
      Schering-Plough Corporation                     93      5,144
                                                            -------
                                                             27,128
                                                            -------

      Real Estate -- 3.3%
      Equity Office Properties Trust                 140      3,561
      Starwood Hotels & Resorts Worldwide, Inc.      212      6,055
                                                            -------
                                                              9,616
                                                            -------
      Retail  Sales -- 1.4%
      Toys "R" Us, Inc.                              216      4,064(A)
                                                            -------

      Savings and Loan -- 1.9%
      Washington Mutual, Inc.                        132      5,407
                                                            -------

      Telecommunications -- 6.3%
      AT& Corp                                       60      4,789
      MCI WorldCom, Inc.                             152     13,461(A)
                                                            -------
                                                             18,250
                                                            -------

      Transportation -- 1.5%
      Burlington Northern Santa Fe Corporation       135      4,438(A)
                                                            -------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $180,876)                        269,098
                                                            -------

                                                Shares/Par   Value
--------------------------------------------------------------------
Repurchase Agreements -- 7.1%
      J.P. Morgan Securities, Inc.
        4.95%, dated 3/31/99, to be repurchased
        at $10,246 on 4/1/99
        (Collateral: $10,852 Freddie Mac
         mortgage-backed securities,
        6% due 1/1/29, value $10,584)          $  10,245    $10,245
      Merrill Lynch & Co., Inc.
        4.95%, dated 3/31/99, to be repurchased
        at $10,246 on 4/1/99
        (Collateral: $10,420 Freddie Mac
        mortgage-backed securities,
        7.50% due 9/1/99, value $10,573)          10,245     10,245
                                                            -------
      Total Repurchase Agreements
       (Identified Cost -- $20,490)                          20,490
                                                            -------
      Total Investments-- 100.2%
       (Identified Cost -- $201,366)                        289,588
      Other Assets Less Liabilities--(0.2)%                    (631)
                                                            -------

      Net assets consisting of:
      Accumulated paid-in capital applicable to
        14,181 Primary shares outstanding      $ 195,411
      Undistributed net realized gain on invest    5,324
      Unrealized appreciation of investments      88,222
                                                 -------

      Net assets-- 100.0%                                 $ 288,957
                                                            -------
                                                            -------

      Net asset value per share                             $ 20.38
                                                            -------
                                                            -------

--------------------------------------------------------------------------------
      A Non-income producing.
      See notes to financial statements.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 1999
(Amounts in Thousands)

Balanced Trust


                                               Shares/Par             Value
--------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 59.1%

Advertising/Media -- 1.4%
Time Warner, Inc.                                11                  $  782
                                                                     ------

Aerospace -- 1.4%
Lockheed Martin Corporation                      20                     754
                                                                     ------

Automotive -- 1.5%
Ford Motor Company                               15                     851
                                                                     ------

Chemicals -- 2.6%
Ferro Corporation                                30                     742
Potash Corporation of Saskatchewan, Inc          13                     696
                                                                     ------
                                                                      1,438
                                                                     ------

Computer Services and Systems-- 1.4%
Compaq Computer Corporation                      25                     792
                                                                     ------

Construction and Building Materials -- 1.2%
Martin Marietta Materials, Inc.                  12                     685
                                                                     ------

Electrical Equipment and Electronics -- 1.9%
Molex Incorporated                               25                     647
UCAR International, Inc.                         30                     418(A)
                                                                     ------
                                                                      1,065
                                                                     ------
Energy -- 1.8%
Phillips Petroleum Company                       14                     662
YPF Sociedad Anonima ADR                         11                     347
                                                                     ------
                                                                      1,009
                                                                     ------

Finance -- 8.7%
Citigroup Inc.                                   21                   1,341
Fannie Mae                                       22                   1,524
H&R Block, Inc.                                  27                   1,279
Marshall & Ilsley Corporation                     6                     305
Mellon Bank Corporation                           6                     422
                                                                     ------
                                                                      4,871
                                                                     ------

                                                     Shares/Par  Value
-------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 5.8%
      Anheuser-Busch Companies, Inc.                      15   $1,143
      McDonald's Corporation                              25    1,133
      Philip Morris Companies, Inc.                       27      950
                                                               ------
                                                                3,226
                                                               ------

      Health Care -- 0.6%
      Abbott Laboratories                                  7      304
                                                               ------

      Insurance -- 0.8%
      Aetna, Inc.                                          6      457
                                                               ------

      Investment Companies -- 2.3%
      Blackrock North American Government
          Income Trust, Inc.                             100    1,000
      Korea Fund, Inc.                                    29      299(A)
                                                               ------
                                                                1,299
                                                               ------

      Manufacturing -- 5.7%
      Dover Corporation                                   18      592
      Fleetwood Enterprises, Inc.                         32      916
      Kaydon Corporation                                  39    1,128
      Tyco International Ltd.                              8      574
                                                               ------
                                                                3,210
                                                               ------

      Real Estate -- 2.2%
      Chateau Communities, Inc.                           45    1,237
                                                               ------

      Retail -- 0.9%
      Jostens, Inc.                                       24      510
                                                               ------

      Savings and Loan -- 2.5%
      Charter One Financial, Inc.                         49    1,414
                                                               ------

      Services -- 0.8%
      Service Corporation International                   32      456
                                                               ------

Legg Mason Investors Trust, Inc.



Balanced Trust -- Continued


                                                               Rate         Maturity Date       Shares/Par         Value
--------------------------------------------------------------------------------------------------------------------------
      Telecommunications -- 3 7%
      AT&T Corp.                                                                                    19              $1,476
      Cincinnati Bell, Inc.                                                                         15                 337
      Convergys Corporation                                                                         15                 257(A)
                                                                                                                     -----
                                                                                                                     2,070
                                                                                                                     -----

      Transportation -- 9.2%
      AMR Corporation                                                                               18               1,025(A)
      GATX Corporation                                                                              25                 807
      Kansas City Southern Industries, Inc.                                                         31               1,767
      Union Pacific Corporation                                                                     29               1,549
                                                                                                                     -----
                                                                                                                     5,148
                                                                                                                     -----

      Utilities -- 2.7%
      Kansas City Power & Light Company                                                             22                 542
      TNP Enterprises, Inc.                                                                         10                 273
      Western Resources, Inc.                                                                       25                 667
                                                                                                                     -----
                                                                                                                     1,482
                                                                                                                     -----
      Total Common Stocks and Equity Interests
        (Identified Cost-- $29,404)                                                                                 33,060
-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock -- 0.5%
      Chiquita Brands International, Inc., 3.75%, Series B, Cv
        (Identified Cost-- $395)                                                                       7              304
-----------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes -- 6.3%
      Associates Corporation of
       North America                                         5.50%              2/15/02           $  900              895
      Merrill Lynch & Co., Inc.                                 6%             11/15/04            1,000              997
      Safeway Inc.                                           5.75%             11/15/00              770              771
      Toronto-Dominion Bank                                 7.875%              8/15/04              825              831
                                                                                                                    -----
      Total Corporate Bonds and Notes
        (Identified Cost-- $3,518)                                                                                  3,494
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations -- 32.2%
      Inflation-Indexed Securities B -- 2.7%
      United States Treasury
         Inflation-Indexed Security                         3.625%              7/15/02
                                                                                to 1/15/08         1,532            1,509
                                                                                                                    -----

      Medium-Term Notes -- 4.9%
      Fannie Mae                                             5.60%              2/2/01             1,300            1,306
      Fannie Mae                                             7.37%              4/1/04               300              300
      Federal Farm Credit Bank                               5.52%              2/25/02            1,100            1,105
                                                                                                                    -----
                                                                                                                    2,711
                                                                                                                    -----



                                                   Rate        Maturity Date          Shares/Par              Value
---------------------------------------------------------------------------------------------------------------------
      Mortgage-Backed Securities -- 13.0%
      Fannie Mae                                     6%          12/1/25 to 10/1/28    $  3,008              $ 2,925
      Freddie Mac                                    6%          3/1/26                      71                   69
      Freddie Mac                                 6.50%          1/1/26 to 5/1/28         1,241                1,236
      Government National Mortgage
        Association                                  6%          8/15/28 to 12/15/28      3,131                3,043
                                                                                                              -------
                                                                                                               7,273
                                                                                                              -------
      Treasury Notes/STRIPS(c) -- 11.6%
      United States Treasury Notes               5.625%          5/15/01                    350                  354
      United States Treasury Notes                6.50%          5/31/01                    500                  515
      United States Treasury Notes                6.25%          6/30/02                    500                  516
      United States Treasury Notes                5.25%          8/15/03                    900                  902
      United States Treasury Notes                5.50%          2/15/08                    900                  910
      United States Treasury STRIPS                  0%          5/15/00 to 8/15/05       4,300                3,300
                                                                                                              -------
                                                                                                               6,497
                                                                                                              -------
      Total U.S. Government and Agency Obligations
        (Identified Cost-- $18,078)                                                                           17,990
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.1%
      State Street Bank &Trust Company
         3.50%, dated 3/31/99, to be repurchased at $606 on 4/1/99
         (Collateral: $630 Sallie Mae student loan-backed notes,
         5.13% due 10/25/10, value $625)
         (Identified Cost-- $606)                                                            606                 606
---------------------------------------------------------------------------------------------------------------------
      Total Investments -- 99.2%  (Identified Cost-- $52,001)                                                  55,454
      Other Assets Less Liabilities -- 0.8%                                                                       446
                                                                                                              -------
      Net assets consisting of:
      Accumulated paid-in capital applicable to
         4,667 Primary shares outstanding                                               $52,907
      Undistributed net investment income                                                   390
      Undistributed net realized loss on investments                                       (850)
      Unrealized appreciation of investments                                              3,453
                                                                                         ------
      Net assets-- 100.0%                                                                                     $55,900
                                                                                                              =======
      Net asset value per share                                                                                $11.98
                                                                                                              =======




---------------------------------------------------------------------------------------------------------------------
(A) Non-income producing.
(B) United States Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the
Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(C)  STRIPS  --  Separate  Trading  of  Registered  Interest  and  Principal  of
Securities- A pre-stripped  zero-coupon bond that is a direct  obligation of the
U.S. Treasury.
See notes to financial statements.


Statement of Net Assets
Legg Mason Investors Trust, Inc.
March 31, 1999
(Amounts in Thousands)

U.S. Small-Capitalization Value Trust

                                                                                      Shares/Par              Value
-------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 94.8%
Aerospace/Defense -- 1.2%
      Alliant Techsystems Inc.                                                              5                $   365(A)
      Allied Research Corporation                                                           3                     21(A)
      EDO Corporation                                                                       4                     27
      ESCO Electronics Corporation                                                          9                     77(A)
      Herley Industries, Inc.                                                               3                     34(A)
      International Airline Support Group, Inc.                                             2                      6(A)
      Kaman Corporation                                                                     8                    105
      Merrimac Industries, Inc.                                                             1                      5(A)
      Miltope Group Inc.                                                                    1                      1(A)
      SIFCO Industries, Inc.                                                                3                     24
      SPACEHAB, Incorporated                                                                6                     40(A)
                                                                                                               ------
                                                                                                                 705
                                                                                                               ------
      Apparel -- 7.6%
      Ashworth, Inc.                                                                        1                      4(A)
      Brylane Inc.                                                                          9                    228(A)
      Burlington Coat Factory Warehouse Corporation                                        34                    404
      Deb Shops, Inc.                                                                       2                     23
      Footstar, Inc.                                                                       18                    566(A)
      Gadzooks, Inc.                                                                        4                     33(A)
      Garan, Incorporated                                                                   4                     91
      Genesco Inc.                                                                         19                    174(A)
      Goody's Family Clothing, Inc.                                                        25                    343(A)
      LaCrosse Footwear, Inc.                                                               3                     16
      Maxwell Shoe Company Inc.                                                             6                     52(A)
      Nautica Enterprises, Inc.                                                            37                    421(A)
      Nine West Group Inc.                                                                 19                    474(A)
      Oxford Industries, Inc.                                                               6                    139
      Paul Harris Stores, Inc.                                                              7                     52(A)
      R.G. Barry Corporation                                                                2                     19(A)
      S&K Famous Brands, Inc.                                                               3                     28(A)
      Sport-Haley, Inc.                                                                     3                     24(A)
      St. John Knits, Inc.                                                                 12                    319
      Superior Uniform Group Inc.                                                           1                     16
      Supreme International Corporation                                                     4                     36(A)
      Syms Corp.                                                                           13                     94(A)
      Tandy Brands Accessories, Inc.                                                        2                     32(A)
      The Dress Barn, Inc.                                                                 17                    229(A)
      The Finish Line, Inc.                                                                 5                     62(A)
      The Timberland Company                                                                8                    523(A)
      Vans, Inc.                                                                           10                     67(A)
                                                                                                               ------
                                                                                                               4,469
                                                                                                               ------


                                                                                      Shares/Par              Value
---------------------------------------------------------------------------------------------------------------------
      Automotive -- 2.9%
      Aftermarket Technology Corp.                                                         15                $    99(A)
      Arvin Industries, Inc.                                                               12                    414
      Autocam Corporation                                                                   2                     19
      Bandag, Incorporated                                                                 12                    346
      Barnes Group Inc.                                                                     5                     96
      Collins Industries, Inc.                                                              5                     23
      Dura Automotive Systems, Inc.                                                         2                     66(A)
      Durakon Industries, Inc.                                                              2                     17(A)
      Featherlite Inc.                                                                      2                     13(A)
      Monaco Coach Corporation                                                              4                     93(A)
      Monro Muffler Brake, Inc.                                                             5                     37(A)
      Motorcar Parts and Accessories, Inc.                                                  4                     49(A)
      R&B, Inc.                                                                             6                     46(A)
      Simpson Industries, Inc.                                                              3                     31
      Strattec Security Corporation                                                         2                     65(A)
      TBC Corporation                                                                      15                     88(A)
      The Standard Products Company                                                        11                    172
                                                                                                               ------
                                                                                                               1,674
                                                                                                               ------
      Chemicals -- 3.6%
      A. Schulman, Inc.                                                                    19                    260
      Atlantis Plastics, Inc.                                                               2                     20(A)
      Ethyl Corporation                                                                    57                    242
      Georgia Gulf Corporation                                                             22                    246
      M. A. Hanna Company                                                                  26                    337
      NL Industries, Inc.                                                                  36                    319
      Quaker Chemical Corporation                                                           6                     78
      Stepan Company                                                                        4                     87
      Sybron Chemicals Inc.                                                                 4                     50(A)
      TETRA Technologies, Inc.                                                              9                     62(A)
      The General Chemical Group Inc.                                                      15                    199
      Wellman, Inc.                                                                        23                    200
                                                                                                               ------
                                                                                                               2,100
                                                                                                               ------
      Commercial/Industrial Services -- 6.1%
      American Buildings Company                                                            3                     62(A)
      AmeriLink Corporation                                                                 2                     17(A)
      Aviall, Inc.                                                                         14                    217(A)
      BancTec, Inc.                                                                        13                    164(A)
      BCTInternational , Inc.                                                               3                      7(A)
      BHA Group Holdings, Inc.                                                              4                     35
      Budget Group, Inc.                                                                   13                    156(A)
      Butler Manufacturing Company                                                          5                    115


Legg Mason Investors Trust, Inc.


                                                                                      Shares/Par              Value
---------------------------------------------------------------------------------------------------------------------
      Commercial/Industrial Services -- Continued
      Cameron Ashley Building Products, Inc.                                                6                   $ 58(A)
      CDI Corp.                                                                            14                    327(A)
      Cogeneration Corporation of America                                                   5                     41(A)
      CORT Business Services Corporation                                                    7                    157(A)
      Dames & Moore Group                                                                   7                     76
      Dawson Geophysical Company                                                            3                     27(A)
      Ellett Brothers, Inc.                                                                 5                     25
      Exponent, Inc.                                                                        3                     19(A)
      FiberMark, Inc.                                                                       5                     63(A)
      Fleming Companies, Inc.                                                              28                    239
      Franklin Covey Co.                                                                   15                    130(A)
      FTI Consulting, Inc.                                                                  3                      9(A)
      Gradco Systems, Inc.                                                                  5                     10(A)
      GRCInternational, Inc.                                                                3                     22(A)
      Healthcare Services Group, Inc.                                                       1                      9(A)
      Kennametal Inc.                                                                      20                    357
      LAI Worldwide, Inc.                                                                   2                     13(A)
      Lawson Products, Inc.                                                                 6                    119
      Leasing Solutions, Inc.                                                               6                     13(A)
      Mail-Well, Inc.                                                                      17                    223(A)
      Maxco, Inc.                                                                           1                      7(A)
      Merrill Corporation                                                                  11                    147
      Nash-Finch Company                                                                    8                     69
      Olsten Corporation                                                                    4                     26
      Perini Corporation                                                                    2                      9(A)
      Physicians' Specialty Corp.                                                           3                     17(A)
      PrimeSource Corporation                                                               4                     20
      REFAC Technology Development Corporation                                              3                     15(A)
      Robertson-Ceco Corporation                                                            4                     27(A)
      Rush Enterprises, Inc.                                                                2                     17(A)
      SOS Staffing Services, Inc.                                                           6                     49(A)
      The Turner Corporation                                                                2                     34(A)
      Tufco Technologies, Inc.                                                              3                     19(A)
      Veritas DGC Inc.                                                                     15                    217(A)
      Westaff, Inc.                                                                         4                     21(A)
      Winsloew Furniture, Inc.                                                              5                    158(A)
      Winston Resources, Inc.                                                               2                      7(A)
                                                                                                               ------
                                                                                                               3,569
                                                                                                               ------
      Computer Services and Systems -- 0.8%
      Autologic Information International, Inc.                                             1                      5(A)
      CHS Electronics, Inc.                                                                10                     32(A)
      Cognitronics Corporation                                                              3                     21(A)



                                                                                   Shares/Par              Value
-------------------------------------------------------------------------------------------------------------------
      Computer Services and Systems -- Continued
      Kentek Information Systems, Inc.                                                      4                   $ 25
      MTI Technology Corp.                                                                  9                     48(A)
      MTS Systems Corporation                                                              10                     98
      NeoMagic Corporation                                                                  4                     42(A)
      ONTRACK Data International Inc.                                                       2                      7(A)
      PSC Inc.                                                                              6                     52(A)
      Scan-Optics, Inc.                                                                     3                      9(A)
      STB Systems, Inc.                                                                     7                     57(A)
      The MacNeal-Schwendler Corporation                                                    9                     56(A)
                                                                                                               ------
                                                                                                                 452
                                                                                                               ------
      Construction and Building Materials -- 4.0%
      Ameron International Corporation                                                      3                     92
      Aztec Manufacturing Co.                                                               2                     20
      Baltek Corporation                                                                    1                      5(A)
      Beazer Homes USA, Inc.                                                                3                     69(A)
      Building Materials Holding Corporation                                                9                     87(A)
      Del Webb Corporation                                                                 12                    258
      Dominion Homes, Inc.                                                                  4                     32(A)
      Engle Homes, Inc.                                                                     8                     85
      Hovnanian Enterprises, Inc.                                                          15                    110(A)
      Hughes Supply, Inc.                                                                  16                    373
      International Aluminum Corporation                                                    2                     57
      Kevco, Inc.                                                                           3                     11(A)
      Lone Star Industries, Inc.                                                            8                    254
      M/I Schottenstein Homes, Inc.                                                         6                    107
      Patrick Industries, Inc.                                                              2                     31
      Republic Group Incorporated                                                           7                    112
      Southern Energy Homes, Inc.                                                           9                     46(A)
      Standard Pacific Corp.                                                               20                    261
      The Fortress Group, Inc.                                                              8                     15
      U.S. Home Corporation                                                                 9                    304(A)
      Washington Homes, Inc.                                                                3                     16(A)
                                                                                                               ------
                                                                                                               2,345
                                                                                                               ------
      Consumer Durables -- 3.4%
      Boston Acoustics, Inc.                                                                3                     41
      Catalina Lighting, Inc.                                                               3                      8(A)
      Chromcraft Revington, Inc.                                                            4                     55(A)
      Cobra Electronics Corporation                                                         3                     13(A)


Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued


                                                                                      Shares/Par              Value
-------------------------------------------------------------------------------------------------------------------
      Consumer Durables -- Continued
      Concord Camera Corp.                                                                  7                  $  28(A)
      Congoleum Corporation                                                                 6                     41(A)
      Conso International Corporation                                                       5                     31(A)
      EKCO Group, Inc.                                                                     13                     45(A)
      Flexsteel Industries, Inc.                                                            3                     35
      Harman International Industries, Incorporated                                         7                    257
      Home Products International, Inc.                                                     6                     50(A)
      Koss Corporation                                                                      2                     26(A)
      Libbey Inc.                                                                          12                    372
      Lifetime Hoan Corporation                                                             5                     45
      Mikasa, Inc.                                                                          8                     56
      O'Sullivan Industry Holdings, Inc.                                                    3                     40(A)
      Russ Berrie and Company, Inc.                                                        14                    366
      Sensory Science Corporation                                                           5                     13(A)
      Sola International, Inc.                                                             18                    216(A)
      The L. S. Starrett Company                                                            3                     73
      The York Group, Inc.                                                                  6                     47
      Windmere-Durable Holdings, Inc.                                                      15                    106(A)
                                                                                                               ------
                                                                                                               1,964
                                                                                                               ------
      Consumer Non-Durables -- 0.8%
      American Safety Razor Company                                                         9                    122(A)
      CCA Industries, Inc.                                                                  3                      4(A)
      Day Runner, Inc.                                                                      9                    110(A)
      Educational Development Corporation                                                   3                      7
      French Fragrances, Inc.                                                               9                     50(A)
      Jean Philippe Fragrances, Inc.                                                        3                     17(A)
      Rural/Metro Corporation                                                              10                     79(A)
      Seattle FilmWorks, Inc.                                                              11                     32(A)
      The Stephan Co.                                                                       3                     22
                                                                                                               ------
                                                                                                                 443
                                                                                                               ------
      Electrical Equipment and Electronics -- 3.5%
      Acme Electric Corporation                                                             3                     12(A)
      Align-Rite International, Inc.                                                        4                     47(A)
      AlphaNet Solutions, Inc.                                                              4                     14(A)
      Amistar Corporation                                                                   1                      3(A)
      Axsys Technologies, Inc.                                                              2                     39(A)
      Belden Inc.                                                                          16                    278



                                                                                      Shares/Par              Value
-------------------------------------------------------------------------------------------------------------------
      Electrical Equipment and Electronics -- Continued
      CompuCom Systems, Inc.                                                               24                   $ 71(A)
      C. P. Clare Corporation                                                               5                     18(A)
      Diodes Incorporated                                                                   3                     17(A)
      EFTC Corporation                                                                      7                     32(A)
      General Semiconductor, Inc.                                                          25                    182(A)
      Graham Corporation                                                                    1                      9(A)
      InaCom Corp.                                                                         12                     94(A)
      Integrated Circuit Systems, Inc.                                                      9                    161(A)
      LaBarge, Inc.                                                                         6                     14(A)
      MagneTek, Inc.                                                                       33                    279(A)
      Marshall Industries                                                                   3                     34(A)
      Microsemi Corporation                                                                 4                     34(A)
      Nu Horizons Electronics Corp.                                                         5                     19(A)
      Optek Technology, Inc.                                                                2                     26(A)
      Orbit International Corp.                                                             1                      2(A)
      Percon Incorporated                                                                   2                     11(A)
      Pioneer-Standard Electronics, Inc.                                                   18                    118
      Powell Industries, Inc.                                                               6                     51(A)
      Recoton Corporation                                                                   2                     31(A)
      Reliability Incorporated                                                              2                      9(A)
      RF Monolithics, Inc.                                                                  3                     17(A)
      Richardson Electronics, Ltd.                                                          8                     44
      SeaMED Corporation                                                                    4                     35(A)
      SEMX Corporation                                                                      2                      3(A)
      Sparton Corporation                                                                   1                      8(A)
      Spectrum Control, Inc.                                                                4                     17(A)
      Tech-Sym Corporation                                                                  1                     25(A)
      The Cherry Corporation                                                                5                     65(A)
      UCAR International, Inc.                                                             14                    192(A)
      Video Display Corporation                                                             2                     11(A)
      Woodhead Industries, Inc.                                                             5                     51
                                                                                                              ------
                                                                                                               2,073
                                                                                                              ------
      Entertainment and Leisure -- 3.9%
      Anchor Gaming                                                                         8                    359(A)
      Arctic Cat, Inc.                                                                     20                    203
      Boyd Gaming Corporation                                                              45                    190(A)
      Cannondale Corporation                                                                6                     49(A)
      Equity Marketing, Inc.                                                                3                     17(A)
      Fountain Powerboat Industries, Inc.                                                   3                     13(A)
      Holiday RV Superstores, Incorporated                                                  2                      5(A)
      Inland Entertainment Corporation                                                      3                      8(A)
      Isle of Capri Casinos, Inc.                                                          13                     58(A)


Legg Mason Investors Trust, Inc.


                                                                                      Shares/Par              Value
-------------------------------------------------------------------------------------------------------------------
      Entertainment and Leisure -- Continued
      Lakes Gaming, Inc.                                                                    8                   $ 63
      Lodgian, Inc.                                                                         7                     31(A)
      MGM Grand Inc.                                                                        5                    175(A)
      Midway Games Inc.                                                                    28                    239(A)
      Park Place Entertainment Corporation                                                 31                    231(A)
      Play By Play Toys & Novelties, Inc.                                                   4                     24(A)
      PlayCore, Inc.                                                                        3                     15(A)
      Prime Hospitality Corp.                                                              35                    348(A)
      Quintel Communications, Inc.                                                          9                      8(A)
      Scientific Games Holdings Corp.                                                       8                    146(A)
      Suburban Lodges of America, Inc.                                                      1                      8(A)
      Winnebago Industries, Inc.                                                            7                    104
                                                                                                              ------
                                                                                                               2,294
                                                                                                              ------
      Financial Services -- 4.7%
      Advanta Corp.                                                                        18                    196
      Amplicon, Inc.                                                                        6                     64
      AMRESCO, INC.                                                                        15                    118(A)
      Arcadia Financial Ltd.                                                               28                    134(A)
      ARM Financial Group, Inc.                                                             7                    108
      BankAtlantic Bancorp, Inc.                                                           14                    100
      CPB Inc.                                                                              2                     43
      Dain Rauscher Corporation                                                             5                    156
      Delta Financial Corporation                                                          11                     59(A)
      Fidelity National Financial, Inc.                                                    19                    291
      First Alliance Corporation                                                           14                     52(A)
      FirstCity Financial Corporation                                                       5                     53(A)
      FirstFed Financial Corp.                                                             14                    231(A)
      Hambrecht & Quist Group                                                               9                    305(A)
      Hawthorne Financial Corporation                                                       1                     15(A)
      IMC Mortgage Company                                                                 16                      3(A)
      Interpool, Inc.                                                                      11                    148
      JWGenesis Financial Corp.                                                             2                     20(A)
      Merchants Bancshares, Inc.                                                            3                     62
      Pacific Crest Capital, Inc.                                                           1                     14
      Parkvale Financial Corporation                                                        3                     55
      Resource Bancshares Mortgage Group, Inc.                                             17                    220
      Southern Pacific Funding Corporation                                                 11                      2(A)
      Southwest Securities Group, Inc.                                                      7                    189
      Stifel Financial Corp.                                                                2                     19
      Sunrise International Leasing Corporation                                             5                     18(A)
      United Companies Financial Corporation                                               20                      7
      World Acceptance Corporation                                                         10                     51(A)
                                                                                                              ------
                                                                                                               2,733
                                                                                                              ------


                                                                                      Shares/Par              Value
-------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 1.9%
      Cal-Maine Foods, Inc.                                                                 5                   $ 25
      Chock Full o' Nuts Corporation                                                        6                     32(A)
      Eagle Food Centers, Inc.                                                              6                     17(A)
      General Cigar Holdings, Inc.                                                         10                     93(A)
      Herbalife International, Inc.                                                        20                    240
      John B. Sanfilippo & Son, Inc.                                                        5                     16(A)
      M&F Worldwide Corp.                                                                  13                     91(A)
      Marsh Supermarkets, Inc.                                                              3                     39
      Natural Alternatives International, Inc.                                              4                     19(A)
      Pilgrim's Pride Corporation                                                           7                    115
      Rocky Mountain Chocolate Factory, Inc.                                                2                      6(A)
      Schweitzer-Mauduit International, Inc.                                               10                    116
      Standard Commercial Corporation                                                       7                     33
      Suprema Specialties, Inc.                                                             1                      6(A)
      Swisher International Group, Inc.                                                    22                    194(A)
      Todhunter International, Inc.                                                         2                     15(A)
      Weider Nutrition International, Inc.                                                 16                     74
                                                                                                              ------
                                                                                                               1,131
                                                                                                              ------
      Gas/Pipeline -- 6.0%
      Adams Resources &Energy                                                               3                     16
      Frontier Oil Corporation                                                             19                     96(A)
      Gulf Islands Fabrication, Inc.                                                        8                     88(A)
      Lufkin Industries, Inc.                                                               5                     79
      Marine Drilling Companies, Inc.                                                      33                    362(A)
      Mitcham Industries, Inc.                                                              7                     28(A)
      National-Oilwell, Inc.                                                               36                    417(A)
      Pool Energy Services Co.                                                             11                    161(A)
      Pride International, Inc.                                                            36                    299(A)
      Rowan Companies, Inc.                                                                 8                     99(A)
      Royale Energy, Inc.                                                                   1                      4(A)
      SEACOR Smit Inc.                                                                     10                    516(A)
      Seitel, Inc.                                                                         10                    132(A)
      Superior Energy Services, Inc.                                                       15                     52(A)
      Swift Energy Company                                                                 10                     88(A)
      Tesoro Petroleum Corporation                                                          9                    102(A)
      Trico Marine Services, Inc.                                                          15                     84(A)
      Tuboscope Inc.                                                                       32                    291(A)
      Varco International, Inc.                                                            44                    491(A)
      World Fuel Services Corporation                                                       9                     99
                                                                                                              ------
                                                                                                               3,504
                                                                                                              ------

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued


                                                                                      Shares/Par              Value
-------------------------------------------------------------------------------------------------------------------
      Health Care -- 1.8%
      American Dental Technologies, Inc.                                                    5                  $  20(A)
      American Physicians Service Group, Inc.                                               2                      4(A)
      Beverly Enterprises, Inc.                                                            10                     50(A)
      BioSource International, Inc.                                                         4                     17(A)
      CompDent Corporation                                                                  4                     50(A)
      Genesis Health Ventures, Inc.                                                        24                    117(A)
      Horizon Health Corporation                                                            1                      9(A)
      Integrated Health Services, Inc.                                                     35                    194(A)
      Medstone International, Inc.                                                          3                     19(A)
      Mesa Laboratories, Inc.                                                               2                      9(A)
      NovaCare, Inc.                                                                       23                     40(A)
      PharMerica, Inc.                                                                     16                     80(A)
      PhyMatrix Corp.                                                                      18                     31(A)
      ProMedCo Management Company                                                           9                     41(A)
      Raytel Medical Corporation                                                            6                     24(A)
      RehabCare Group, Inc.                                                                 2                     33(A)
      Response Oncology, Inc.                                                               7                     20(A)
      Sheridan Healthcare, Inc.                                                             6                     47(A)
      Sierra Health Services, Inc.                                                          6                     82(A)
      Specialty Care Network, Inc.                                                          6                      4A
      Sun Healthcare Group, Inc.                                                           45                     45A
      Unilab Corporation                                                                   28                     88A
      Utah Medical Products, Inc.                                                           3                     19A
                                                                                                              ------
                                                                                                               1,043
                                                                                                              ------
      Industrial -- 5.9%
      ACX Technologies, Inc.                                                               20                    260A
      AGCO Corporation                                                                     43                    282
      Alamo Group Inc.                                                                      4                     31
      Allied Products Corporation                                                           9                     26
      American Biltrite, Inc.                                                               3                     47
      Ampco-Pittsburgh Corporation                                                          7                     65
      Applied Industrial Technologies, Inc.                                                15                    168
      Bairnco Corporation                                                                   6                     26
      Baldwin Technology Company, Inc.                                                     13                     39A
      Bridgeport Machines, Inc.                                                             4                     23A
      Cascade Corporation                                                                   8                     80
      Channell Commercial Corporation                                                       5                     43A
      Chart Industries, Inc.                                                                3                     18
      Commercial Intertech Corp.                                                           10                    108
      CPAC, Inc.                                                                            4                     27


                                                                                      Shares/Par              Value
-------------------------------------------------------------------------------------------------------------------
      Industrial -- Continued
      DT Industries, Inc.                                                                   7                  $  51
      Flowserve Corporation                                                                16                    255
      Foilmark, Inc.                                                                        3                      5(A)
      Gehl Company                                                                          4                     52(A)
      Gradall Industries, Inc.                                                              6                      7(A)
      Hardinge, Inc.                                                                        6                     88
      Haskel International, Inc.                                                            3                     31
      Hirsch International Corp.                                                            5                     11(A)
      ITEQ, Inc.                                                                           19                     39(A)
      Lindsay Manufacturing Co.                                                             5                     95
      Lydall, Inc.                                                                          4                     36(A)
      Milacron Inc.                                                                        27                    420
      O.I. Corporation                                                                      2                      9(A)
      Plasma-Therm, Inc.                                                                    2                      5(A)
      Printware, Inc.                                                                       2                      5(A)
      Regal-Beloit Corporation                                                             13                    238
      Selas Corporation of America                                                          2                     13
      Specialty Equipment Companies, Inc.                                                   8                    227(A)
      Stewart & Stevenson Services, Inc.                                                    6                     48
      Summa Industries                                                                      3                     27(A)
      Supreme Industries, Inc.                                                              5                     35(A)
      TB Wood's Corporation                                                                  4                     45
      The Carbide/Graphite Group, Inc.                                                      6                     62(A)
      The Middleby Corporation                                                              5                     19(A)
      Triple S Plastics, Inc.                                                               2                      5(A)
      Twin Disc, Incorporated                                                               1                     21
      Watts Industries, Inc.                                                               20                    264
      York Research Corporation                                                             3                     14(A)
                                                                                                              ------
                                                                                                               3,441
                                                                                                              ------
      Insurance -- 8.1%
      Acceptance Insurance Companies Inc.                                                  10                    130(A)
      Amerin Corporation                                                                   10                    199(A)
      AmerUs Life Holdings, Inc.                                                           22                    528
      Bancinsurance Corporation                                                             2                     13(A)
      Capital Re Corporation                                                               23                    393
      Chartwell Re Corporation                                                              6                    105
      Donegal Group Inc.                                                                    3                     42
      EMC Insurance Group, Inc.                                                             6                     71
      Foremost Corporation of America                                                      20                    402

Legg Mason Investors Trust, Inc.


                                                                                      Shares/Par              Value
---------------------------------------------------------------------------------------------------------------------
      Insurance -- Continued
      Frontier Insurance Group, Inc.                                                       27                $   322
      Harleysville Group Inc.                                                              16                    302
      Kaye Group Inc.                                                                       4                     31
      Life USA Holding, Inc.                                                               14                    145
      Merchants Group, Inc.                                                                 1                     21
      MMI Companies, Inc.                                                                  12                    185
      Mobile America Corporation                                                            5                     14
      NAC Re Corp.                                                                          7                    392
      National Western Life Insurance Company                                               1                    137(A)
      Nymagic, Inc.                                                                         3                     42
      Penn-America Group, Inc.                                                              6                     68
      Presidential Life Corporation                                                         1                     13
      PXRE Corporation                                                                      9                    164
      SCPIEHoldings Inc.                                                                    4                    114
      Selective Insurance Group, Inc.                                                      21                    372
      Standard Management Corporation                                                       5                     31(A)
      The Centris Group, Inc.                                                               8                     81
      The Midland Company                                                                   3                     82
      The Navigators Group, Inc.                                                            6                     85(A)
      Trenwick Group Inc.                                                                   6                    180
      Unico American Corporation                                                            4                     43
                                                                                                              ------
                                                                                                               4,707
                                                                                                              ------
      Metals and Mining -- 7.6%
      Alltrista Corporation                                                                 6                    113(A)
      Armco Inc.                                                                           78                    346(A)
      Atchison Casting Corporation                                                          5                     44(A)
      Bayou Steel Corporation                                                               8                     26(A)
      Carpenter Technology Corporation                                                     21                    555
      Century Aluminum Corporation                                                          4                     21
      Chase Industries, Inc.                                                               11                     84(A)
      Citation Corporation                                                                 11                    116(A)
      Cleveland-Cliffs Inc.                                                                 7                    245
      Commercial Metals Company                                                             9                    188
      Friedman Industries, Incorporated                                                     4                     16
      Intermet Corporation                                                                 19                    249
      Kaiser Aluminum Corporation                                                          43                    232(A)
      Metals USA, Inc.                                                                     26                    227(A)
      National Steel Corporation                                                           23                    187
      Niagara Corporation                                                                   4                     23(A)
      Northwest Pipe Company                                                                4                     73(A)


                                                                                      Shares/Par              Value
---------------------------------------------------------------------------------------------------------------------
      Metals and Mining -- Continued
      Penn Engineering &Manufacturing Corp.                                                 4                $    82
      Quanex Corporation                                                                   10                    160
      ROHN Industries, Inc.                                                                34                     76(A)
      RTI International Metals, Inc.                                                       15                    139(A)
      Shiloh Industries, Inc.                                                               4                     45(A)
      Special Metals Corporation                                                           11                     55(A)
      Steel Technologies Inc.                                                               8                     60
      Texas Industries, Inc.                                                               15                    360
      The Shaw Group Inc.                                                                   8                    110(A)
      Titanium Metals Corporation                                                          17                     97
      Universal Stainless & Alloy Products, Inc.                                            4                     26(A)
      Webco Industries, Inc.                                                                4                     19(A)
      Wolverine Tube, Inc.                                                                 10                    215(A)
      Wyman-Gordon Company                                                                 25                    230(A)
      Zemex Corporation                                                                     3                     14(A)
                                                                                                              ------
                                                                                                               4,433
                                                                                                              ------
      Miscellaneous Manufacturing -- 4.4%
      A.O. Smith Corporation                                                                9                    169
      Columbus McKinnon Corporation                                                        10                    199
      Core Materials Corporation                                                            2                      5(A)
      Global Industrial Technologies, Inc.                                                  9                     93(A)
      Griffon Corporation                                                                  21                    142(A)
      Hexcel Corporation                                                                   23                    165(A)
      Jason Incorporated                                                                   11                     90(A)
      MascoTech, Inc.                                                                      32                    502
      Metrika Systems Corporation                                                           4                     31(A)
      MFRI, Inc.                                                                            1                      4(A)
      NACCO Industries, Inc.                                                                3                    222
      Q.E.P. Co., Inc.                                                                      1                      8(A)
      Robbins & Myers, Inc.                                                                 1                      9
      RPC, Inc.                                                                             5                     34
      Shelby Williams Industries, Inc.                                                      7                     63
      Standex International Corporation                                                     8                    179
      The Dexter Corporation                                                               13                    394
      The Eastern Company                                                                   1                     20
      TransAct Technologies Incorporated                                                    3                      7(A)
      TransTechnology Corporation                                                           4                     64
      U.S. Office Products Company                                                         11                     46(A)
      Valmont Industries, Inc.                                                              6                     88
      WPI Group, Inc.                                                                       4                     14(A)
                                                                                                              ------
                                                                                                               2,548
                                                                                                              ------

Legg Mason Investors Trust, Inc.


                                                                                      Shares/Par              Value
---------------------------------------------------------------------------------------------------------------------
      Process Industries -- 2.1%
      Buckeye Technologies Inc.                                                            24                 $  341(A)
      P.H. Glatfelter Company                                                              23                    252
      Rock-Tenn Company                                                                    22                    337
      Silgan Holdings Inc.                                                                 13                    217(A)
      The Anderson's, Inc.                                                                  5                     58
                                                                                                              ------
                                                                                                               1,205
                                                                                                              ------
      Real Estate -- 0.3%
      AMREP Corporation                                                                     5                     25(A)
      Bluegreen Corporation                                                                13                     65(A)
      DeWolfe Companies, Inc.                                                               2                     15(A)
      Grubb & Ellis Company                                                                14                     89(A)
      ILX Resorts Incorporated                                                              1                      2(A)
                                                                                                              ------
                                                                                                                 196
                                                                                                              ------
      Restaurants -- 1.8%
      Ark Restaurants Corp.                                                                 3                     26(A)
      Blimpie International, Inc.                                                           6                     15
      Cooker Restaurant Corporation                                                         6                     33
      ELXSI Corporation                                                                     3                     26(A)
      Landry's Seafood Restaurants, Inc.                                                   22                    140(A)
      Lone Star Steakhouse & Saloon, Inc.                                                  25                    253(A)
      Luby's, Inc.                                                                          8                    135
      Main Street &Main Inc.                                                                6                     20(A)
      Max & Erma's Restaurants, Inc.                                                        2                     12(A)
      Piccadilly Cafeterias, Inc.                                                           4                     45
      Rainforest Cafe, Inc.                                                                10                     50(A)
      Ryan's Family Steak Houses, Inc.                                                     22                    269(A)
      Sizzler International, Inc.                                                          12                     22(A)
                                                                                                              ------
                                                                                                               1,046
                                                                                                              ------
      Retail -- 2.8%
      Barnett Inc.                                                                          6                     48(A)
      Blair Corporation                                                                     7                    104
      Boise Cascade Office Products Corporation                                            30                    334(A)
      Coldwater Creek Inc.                                                                  2                     22(A)
      Cole National Corporation                                                             3                     49(A)
      Duckwall-ALCO Stores, Inc.                                                            4                     34(A)
      EZCORP, Inc.                                                                          5                     34
      Finlay Enterprises, Inc.                                                              7                     77(A)
      Friedman's Inc.                                                                      13                    112
      Funco, Inc.                                                                           3                     73(A)
      Garden Ridge Corporation                                                              6                     44(A)


                                                                                     Shares/Par              Value
-------------------------------------------------------------------------------------------------------------------
      Retail -- Continued
      Lands' End, Inc.                                                                      8                  $ 291(A)
      Oneida Ltd.                                                                           9                    148
      Pamida Holdings Corporation                                                           3                     10(A)
      Piercing Pagoda, Inc.                                                                 3                     29(A)
      RDO Equipment Co.                                                                     6                     57(A)
      REX Stores Corporation                                                                5                     53(A)
      Specialty Catalog Corp.                                                               1                      4(A)
      Sport Supply Group, Inc.                                                              2                     12(A)
      The Bon-Ton Stores, Inc.                                                             10                     71(A)
      The Sportman's Guide, Inc.                                                            2                     12(A)
      Travel Ports of America, Inc.                                                         3                      9(A)
      Wolohan Lumber Co.                                                                    3                     41
                                                                                                              ------
                                                                                                               1,668
                                                                                                              ------
      Technology -- 0.6%
      Cohu, Inc.                                                                            4                     86
      Equinox Systems, Inc.                                                                 2                     19(A)
      Excel Technology, Inc.                                                                6                     59(A)
      Hurco Companies, Inc.                                                                 4                     19(A)
      K-Tron International, Inc.                                                            2                     38(A)
      Moore Products Company                                                                1                     25
      ThermoQuest Corporation                                                               7                     80(A)
      Vivid Technologies, Inc.                                                              5                     22(A)
                                                                                                              ------
                                                                                                                 348
                                                                                                              ------
      Telecommunications -- 0.4%
      Applied Signal Technology, Inc.                                                       6                     36(A)
      Blonder Tongue Laboratories, Inc.                                                     6                     28(A)
      Communication Systems, Inc.                                                           3                     30
      Davox Corporation                                                                     5                     30(A)
      Hector Communications Corporation                                                     2                     14(A)
      Tollgrade Communications, Inc.                                                        2                     35(A)
      Vertex Communications Corporation                                                     4                     56(A)
                                                                                                              ------
                                                                                                                 229
                                                                                                              ------
      Textiles -- 1.1%
      Burlington Industries, Inc.                                                          45                    297(A)
      Concord Fabrics Inc.                                                                  2                      7(A)

Legg Mason Investors Trust, Inc.

U.S. Small-Capitalization Value Trust -- Continued


                                                                                      Shares/Par              Value
--------------------------------------------------------------------------------------------------------------------
      Textiles -- Continued
      Decorator Industries, Inc.                                                            1                $     7
      Dyersburg Corporation                                                                 8                     13
      Galey & Lord, Inc.                                                                    9                     38(A)
      Guilford Mills, Inc.                                                                  5                     46
      Interface, Inc.                                                                       9                     82
      Lakeland Industries, Inc.                                                             1                      5(A)
      Quaker Fabric Corporation                                                             2                     11(A)
      Synthetic Industries, Inc.                                                            5                     78(A)
      The Dixie Group, Inc.                                                                 7                     51
                                                                                                              ------
                                                                                                                 635
                                                                                                              ------
      Transportation -- 6.0%
      America West Holdings Corporation                                                    31                    587(A)
      Arkansas Best Corporation                                                            14                     97(A)
      Arnold Industries, Inc.                                                              17                    245
      Boyd Bros. Transportation Inc.                                                        2                     17(A)
      Circle International Group, Inc.                                                      7                     95
      Consolidated Delivery & Logistics, Inc.                                               3                     10(A)
      Consolidated Freightways Corporation                                                 15                    172(A)
      Covenant Transport, Inc.                                                              6                     82(A)
      Dynamex Inc.                                                                          2                      5(A)
      Genesee & Wyoming Inc.                                                                3                     31(A)
      Hvide Marine Incorporated                                                            11                     48(A)
      Kitty Hawk, Inc.                                                                     12                     97(A)
      Offshore Logistics, Inc.                                                             16                    184(A)
      Old Dominion Freight Line, Inc.                                                       5                     59(A)
      P.A.M. Transportation Services, Inc.                                                  5                     45(A)
      Pittison BAX Group                                                                   14                    100
      RailTex, Inc.                                                                         6                     66(A)
      Roadway Express, Inc.                                                                15                    254
      Smithway Motor Xpress Corp.                                                           3                     21(A)
      The Greenbrier Companies, Inc.                                                       10                     92
      Transport Corporation of America, Inc.                                                5                     55(A)
      USA Truck, Inc.                                                                       3                     35(A)
      USFreightways Corporation                                                            17                    542
      U.S. Xpress Enterprises, Inc.                                                         8                     95(A)
      Varlen Corporation                                                                   11                    240
      Yellow Corporation                                                                   14                    238(A)
                                                                                                              ------
                                                                                                               3,512
                                                                                                              ------


                                                                                    Shares/Par                Value
---------------------------------------------------------------------------------------------------------------------
      Utilities -- 1.5%
      Calpine Corporation                                                                   4                 $  156(A)
      El Paso Electric Company                                                             23                    177(A)
      Public Service Company of New Mexico                                                 22                    379
      TNP Enterprises, Inc.                                                                 7                    190
                                                                                                              ------
                                                                                                                 902
                                                                                                              ------
      Total Common Stocks and Equity Interests
        (Identified Cost-- $67,277)                                                                           55,369
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.8%
      J.P. Morgan Securities, Inc.
        4.95%, dated 3/31/99, to be repurchased at $1,409 on 4/1/99
        (Collateral: $1,492 Government National Mortgage Association
        mortgage-backed securities, 6% due 1/1/29, value $1,455)                       $1,409                  1,409
      Merrill Lynch & Co., Inc.
        4.95%, dated 3/31/99, to be repurchased at $1,409 on 4/1/99
        (Collateral: $1,433 Fannie Mae mortgage-backed securities,
        7% due 5/1/28, value $1,460)                                                    1,408                  1,408
                                                                                                              ------
      Total Repurchase Agreements  (Identified Cost-- $2,817)                                                  2,817
---------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.6%  (Identified Cost-- $70,094)                                                  58,186
      Other Assets Less Liabilities-- 0.4%                                                                       219
                                                                                                              ------

      Net assets consisting of:
      Accumulated paid-in capital applicable to:
        7,475 Primary shares outstanding                                              $69,296
            5 Navigator shares outstanding                                                 50
      Undistributed net realized gain on investments                                      967
      Unrealized depreciation of investments                                          (11,908)
                                                                                      --------

      Net assets-- 100%                                                                                      $58,405
                                                                                                              ------
                                                                                                              ------
      Net asset value per share:
        Primary Class                                                                                          $7.81
                                                                                                              ------
                                                                                                              ------
        Navigator Class                                                                                        $7.88
                                                                                                              ------
                                                                                                              ------

      (A) Non-income producing.

      See notes to financial statements.
                                                                             37

Statements of Operations
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)


                                                                                         Year Ended 3/31/99
                                                                         ----------------------------------------------------
                                                                                                                 U.S.
                                                                         American Leading     Balanced   Small-Capitalization
                                                                          Companies Trust       Trust        Value Trust(A)
------------------------------------------------------------------------------------------------------------------------------
Investment Income:
      Dividends(B)                                                           $ 3,001            $ 773            $ 412
      Interest                                                                   450            1,359              193
                                                                             -------            -----            ------
          Total income                                                         3,451            2,132              605
                                                                             -------            -----            ------

Expenses:
      Management fee                                                           1,655              420              330
      Distribution and service fees                                            2,207              420              388
      Transfer agent and shareholder servicing expense                           156               44               42
      Audit and legal fees                                                        40               40               19
      Custodian fee                                                               98               69               94
      Directors' fees                                                              5                5                3
      Organization expense                                                         8               17               --
      Registration fees                                                           32               21               21
      Reports to shareholders                                                     62               22               26
      Other expenses                                                               6                3                1
                                                                             -------            -----            ------
                                                                               4,269            1,061              924
          Less fees waived                                                        --              (26)            (148)
                                                                             -------            -----            ------
          Total expenses, net of waivers                                       4,269            1,035              776
                                                                             -------            -----            ------
      Net Investment Income (Loss)                                              (818)           1,097             (171)
                                                                             -------            -----            ------

Net Realized and Unrealized Gain (Loss) on Investments:

      Realized gain (loss) on investments                                      8,963             (841)           1,138
      Change in unrealized appreciation (depreciation) of investments         37,543           (1,810)         (11,908)
                                                                             -------            -----            ------
      Net Realized and Unrealized Gain (Loss) on Investments                  46,506           (2,651)         (10,770)
-----------------------------------------------------------------------------------------------------------------------
      Change in Net Assets Resulting From Operations                        $ 45,688          $(1,554)        $(10,941)
-----------------------------------------------------------------------------------------------------------------------

(A) Commencement of operations -- June 15, 1998.
(B) Net of foreign taxes withheld of $24, $1 and $0, respectively.

      See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)


                                                                                                               U.S. Small-
                                                                  American Leading         Balanced          Capitalization
                                                                  Companies Trust           Trust               Value Trust
                                                                 ------------------    ---------------------  -------------
                                                                                                                6/15/98(A)
                                                                     Year Ended              Year Ended            to
                                                                  3/31/99    3/31/98     3/31/99    3/31/98      3/31/99
---------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:

      Net investment income (loss)                                $ (818)     $ (429)    $ 1,097     $  597    $   (171)

      Net realized gain (loss) on investments                      8,963      17,728        (841)       752       1,138

      Change in unrealized appreciation (depreciation)
        of investments                                            37,543      27,211      (1,810)     5,491     (11,908)
------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations              45,688      44,510      (1,554)     6,840     (10,941)
      Distributions to shareholders:
      From net investment income:
        Primary Class                                                 --          --        (902)      (484)       --
        Navigator Class                                               --          --          NA         NA        --
      From net realized gain on investments:
        Primary Class                                             (8,688)    (17,081)       (490)      (302)       --
        Navigator Class                                               --          (7)         NA         NA        --
      Change in net assets from Fund share transactions:
        Primary Class                                              51,631      68,104      11,085     23,759      69,295
        Navigator Class                                               (82)         15          NA         NA          50
-----------------------------------------------------------------------------------------------------------------------
      Change in net assets                                        88,549      95,541       8,139     29,813      58,404

Net Assets:
      Beginning of period                                        200,408     104,867      47,761     17,948           1
-----------------------------------------------------------------------------------------------------------------------
      End of period                                             $288,957    $200,408     $55,900    $47,761     $58,405
-----------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income (loss)                 $    --        $ --       $ 400      $ 205         $--
-----------------------------------------------------------------------------------------------------------------------

(A) Commencement of operations.
NA Not applicable.

      See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.


     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.




                                            Investment Operations                                 Distributions
                                    ---------------------------------------------   ------------------------------------
                         Net Asset      Net     Net Realized          Total        From        From Net                  Net Asset
                          Value,      Investment  and unrealized        From          Net         Realized                  Value,
                        Beginning     Income   Gain (Loss) on      Investment    Investment     Gain on          Total     End of
                         of Year      (Loss)      Investments      Operations      Income      Investments    Distribution   Year
-----------------------------------------------------------------------------------------------------------------------------------
American Leading Companies Trust
      -- Primary Class

        Years Ended Mar. 31,
        1999             $17.78      $(.06)          $3.38           $3.32         $--         $ (.72)            $ (.72)    $20.38
        1998              14.74       (.04)(A)        4.93            4.89          --          (1.85)             (1.85)     17.78
        1997              12.23        .01(A)         3.00            3.01        (.02)          (.48)              (.50)     14.74
        1996              10.18        .07(A)         2.08            2.15        (.10)            --               (.10)     12.23
        1995               9.69        .12(A)          .48             .60        (.11)            --               (.11)     10.18


Balanced Trust
      -- Primary Class

        Years Ended Mar. 31,
        1999              $12.62      $.22(B)       $(.56)          $(.34)      $(0.19)         $(.11)             $(.30)     $11.98
        1998               10.16       .21(B)        2.58            2.79         (.21)          (.12)              (.33)      12.62
        1997(D)            10.00       .09(B)         .11             .20         (.04)            --               (.04)      10.16


U.S. Small-Capitalization Value Trust
      -- Primary Class

        Period Ended Mar. 31,
        1999(E)           $10.00     $(.02)(C)    $(2.17)          $(2.19)         $--           $--                 $--    $ 7.81









                                                                        Ratios/Supplemental Data
                                                   ----------------------------------------------------------------
                                                                             Net
                                                                           Investment                 Net Assets,
                                                           Expenses      Income (Loss)  Portfolio        End of
                                                   Total   to Average     to Average     Turnover         Year
                                                  Return   Net Assets     Net Assets       Rate      (in thousands)
-------------------------------------------------------------------------------------------------------------------
American Leading Companies Trust
      -- Primary Class

        Years Ended Mar. 31,
        1999                                       19.52%     1.93%           (.37)%          47.6%         $288,957
        1998                                       35.18%     1.95%(A)        (.28)%(A)       51.4%          200,326
        1997                                       24.73%     1.95%(A)         .05%(A)        55.7%          104,812
        1996                                       21.24%     1.95%(A)         .69%(A)        43.4%           76,100
        1995                                        6.24%     1.95%(A)        1.21%(A)        30.5%           59,985


Balanced Trust
      -- Primary Class

        Years Ended Mar. 31,
        1999                                      (2.69)%    1.85%(B)      1.96%(B)      50.0%          $ 55,900
        1998                                      27.80%     1.85%(B)      2.08%(B)      34.5%            47,761
        1997(D)                                    2.02(F)   1.85%(G)      2.52%(B,G)     5.1%(G)          17,948


U.S. Small-Capitalization Value Trust
      -- Primary Class

        Period Ended Mar. 31,
        1999(E)                                   (21.90)%(F)  2.00%(C,G)  (.44)%(C,G)   29.5%(G)        $ 58,365




   (A) Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 1995, 1996, 1997, and 1998, would have been 2.12%, 2.20%, 2.06%, and 1.99%, respectively.
   (B) Net of fees waived pursuant to a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period October 1, 1996, to March 31, 1997, for the years ended March 31, 1998 and 1999, would have been 3.03%, 2.14% and 1.90%, respectively.
   (C) Net of fees waived pursuant to a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period June 15, 1998, to March 31, 1999, would have been 2.38%.
   (D) For the period October 1, 1996 (commencement of operations) to March 31, 1997.
   (E) For the period June 15, 1998 (commencement of operations) to March 31, 1999.
   (F) Not annualized.
   (G) Annualized.


    See notes to financial statements.

Notes to Financial Statements
Legg Mason Investors Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------

1. Significant Accounting Policies:
     The Legg Mason Investors Trust, Inc. ("Corporation"), consisting of the American Leading Companies Trust ("American Leading Companies"), the Balanced Trust ("Balanced Trust") and the U.S. Small-Capitalization Value Trust ("U.S. Small-Cap") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.
     Each Fund consists of two classes of shares:Primary Class, offered since September 1, 1993, for American Leading Companies Trust; since October 1, 1996, for Balanced Trust; and since June 15, 1998, for U.S. Small-Cap; and Navigator Class, offered to certain institutional investors since October 4, 1996, for American Leading Companies Trust; and since June 19, 1998, for U.S. Small-Cap. The Navigator Class of Balanced Trust has not commenced operations. Information about the Navigator Class is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     Security Valuation
     Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

     Investment Income and Distributions to Shareholders
     Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually for American Leading Companies and U.S. Small-Cap, and quarterly for Balanced Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect federal income and gains available for distribution under federal income tax regulations.

     Security Transactions
     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 1999, receivables for securities sold and payables for securities purchased for each Fund were as follows:
                                    Receivable for             Payable for
                                    Securities Sold        Securities Purchased
-------------------------------------------------------------------------------
American Leading Companies                  $--                     $2,252
Balanced Trust                               368                       156
U.S. Small-Cap                                31                        --

--------------------------------------------------------------------------------


     Deferred Organizational Expenses
     Deferred organizational expenses of $89 for American Leading Companies, $86 for Balanced Trust and $43 for U.S. Small-Cap are being amortized on a straight line basis over 5 years commencing on the date their respective operations began.
     Federal Income Taxes
     No provision for federal income or excise taxes is required since each Fund intends to qualify or to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

     Use of Estimates
     The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
     For the year ended March 31, 1999, investment transactions (excluding short-term investments) were as follows:


                                                Purchases             Proceeds From Sales
-----------------------------------------------------------------------------------------
      American Leading Companies                 $146,551                  $101,760
      Balanced Trust                               38,214                    26,869
      U.S. Small-Cap                               76,822                    10,683

           At March 31, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:


                                                                                                   Net
                                                                                              Appreciation/
                                                     Cost      Appreciation   (Depreciation) (Depreciation)
-------------------------------------------------------------------------------------------------------------------
      American Leading Companies                   $201,554       $95,343         $(7,309)       $88,034
      Balanced Trust                                 52,010         5,619          (2,175)         3,444
      U.S. Small-Cap                                 70,094         3,100         (15,008)       (11,908)

     Balanced Trust had capital loss carryforwards for federal income tax purposes at March 31, 1999, of $552, which expire in 2007.

3. Repurchase Agreements:
     All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers, acting under the supervision of their Board of Directors, review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

-------------------------------------------------------------------------------
4. Transactions With Affiliates:
     Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFAprovides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly at an annual rate of each Fund's respective average daily net assets.
     LMFA has agreed to waive its fees in any month to the extent a Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month certain annual rates of that Fund's average daily net assets. The following chart shows the annual rate of management fees; expense limits and their expiration dates; total management fees waived; and management fees payable for each Fund:


                                                                                            Year Ended
                                                                                          March 31, 1999 At March 31, 1999
                                                                                          --------------------------------
                                             Management      Expense   Expense Limitation   Management      Management
      Fund                                       Fee       Limitation    Expiration Date    Fees Waived    Fees Payable
-------------------------------------------------------------------------------------------------------------------------
      American Leading Companies                 0.75%        1.95%      Indefinitely           $--            $194
      Balanced Trust                             0.75%        1.85%      July 31, 1999           26              38
      U.S. Small-Cap                             0.85%        2.00%      July 31, 1999          148              --

     Bartlett & Co. ("Bartlett") serves as investment adviser to Balanced Trust. Bartlett is responsible for the actual investment activity of the Fund. LMFA pays Bartlett a fee for its services, computed daily and payable monthly, at an annual rate equal to 662/3% of the fee received by LMFA.
     Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to U.S. Small-Cap. Brandywine is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee for its services, computed daily and payable monthly, at an annual rate equal to 58.8% of the fee received by LMFA.
     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:


                                                                        At March 31, 1999
                                                                       -------------------
                                            Distribution   Servic  Distribution and Service
      Fund                                       Fee         Fee          Fees Payable
-------------------------------------------------------------------------------------------------------------------
      American Leading Companies                 0.75%      0.25%           $232
      Balanced Trust                             0.50%      0.25%             36
      U.S. Small-Cap                             0.75%      0.25%             50

     No brokerage commissions were paid to Legg Mason or its affiliates during the year ended March 31, 1999.
     Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended March 31, 1999:
American Leading Companies, $42; Balanced Trust, $14; and U.S. Small-Cap, $14.
     LMFA, Legg Mason, Bartlett and Brandywine are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.
                                                                             43

-------------------------------------------------------------------------------


5. Line of Credit:
     The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended March 31, 1999, the Funds had no borrowings under the line of credit.

6. Fund Share Transactions:

     At March 31, 1999, there were 250,000, 125,000 and 50,000 shares authorized at $.001 par value for the Primary Class of American Leading Companies Trust, Balanced Trust and U.S. Small-Cap, respectively. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased               Net Change
                                          -----------------   -----------------   -----------------        ----------------
                                          Shares     Amount    Shares   Amount    Shares     Amount        Shares    Amount
---------------------------------------------------------------------------------------------------------------------------

      American Leading Companies
      --Primary Class
        Year Ended March 31, 1999          4,801     $84,561      502   $8,514   (2,390)   $(41,444)        2,913  $ 51,631
        Year Ended March 31, 1998          4,484      74,695    1,074   16,848   (1,402)    (23,439)        4,156    68,104

      Balanced Trust
      --Primary Class
        Year Ended March 31, 1999          2,261     $27,489      112   $1,362   (1,492)   $(17,766)          881  $ 11,085
        Year Ended March 31, 1998          2,418      28,311       67      771     (465)     (5,323)        2,020    23,759

      U.S. Small-Cap
      --Primary Class
        Period Ended March 31, 1999(A)     9,383     $85,160       --   $   --   (1,909)   $(15,865)        7,474   $69,295


   (A) For the period June 15, 1998 (commencement of operations) to March 31, 1999.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Directors of Legg Mason Investors Trust, Inc.:

   We have audited the accompanying statements of net assets of Legg Mason Investors Trust, Inc. (the "Corporation") (comprised of the American Leading Companies Trust, the Balanced Trust, and the U.S. Small-Capitalization Value Trust) as of March 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights (Primary Class) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Legg Mason Investors Trust, Inc. at March 31, 1999, and the results of their operations, the changes in their net assets, and their financial highlights (Primary Class) for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
May 6, 1999

                                       (THIS PAGE INTENTIONALLY LEFT BLANK)

                                       (THIS PAGE INTENTIONALLY LEFT BLANK)

                                  Annual Report
                                 March 31, 1999

                                   Legg Mason
                              Investors Trust, Inc.


                                American Leading
                                 Companies Trust

                                 Balanced Trust

                                 U.S. Small-Cap
                                   Value Trust

                                  Primary Class

                             (LEGG MASON FUNDS LOGO)
                               HOW TO INVEST (SM)







Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Investment Advisers
      For American Leading Companies Trust:
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

      For Balanced Trust:
      Bartlett & Co.
      Cincinnati, OH

      For U.S. Small-Cap Value Trust:
      Brandywine Asset Management,Inc.
      Wilmington, DE

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors
      Ernst & Young LLP
      Philadelphia, PA

             This report is not to be distributed unless preceded or
                          accompanied by a prospectus.
                      LEGG MASON WOOD WALKER, INCORPORATED
-------------------------------------------------------------------------------

                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-013
5/99